Segment information	12 Months Ended
Dec. 31, 2021
Segment information

30	Segment information

The Company is involved in the operation of retail stores located in 23 Brazilian states and the Federal District. Operating segments are disclosed consistently with the internal report submitted to the main operating decision-maker, identified as the Chief Executive Officer.

The chief operating decision-maker allocates resources and evaluates performance by reviewing results and other segment-related information.

The Company deems irrelevant the disclosure of information on sales per product category, given that similar products are sold based on each business’ strategies and each segment has its own management controls. Therefore, we consider unfeasible any grouping of products for disclosure.

Before the Transaction, the Company operated in two operating segments: Cash & Carry, it includes the “ASSAÍ” brand and Éxito Group. As of December 31, 2020 and 2021 the Company operated in a single segment.

Geographic distribution of stores

Our stores are located throughout 23 Brazilian states and the Federal District. We operate mainly in the Southeast region of Brazil, in states of São Paulo, Rio de Janeiro and Minas Gerais. The Southeast region accounted for 56.6% and 56.3% of our net operating revenue for the years ended December 31, 2021 and 2020, respectively, while the other Brazilian regions (North, Northeast, Midwest and South), in the aggregate, accounted for 43.4% and 43.7% of our net operating revenue for the years ended December 31, 2021 and 2020, respectively.